UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2025

INNOVATIVE EYEWEAR, INC.

(Exact name of registrant as specified in its charter)

Florida	001-41392	85-0734861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11900 Biscayne Blvd., Suite 630 North Miami, Florida	33181
(Address of principal executive offices)	(Zip Code)

(786) 785-5178

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUCY	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LUCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 24, 2025, the Company completed its 2025 annual meeting of stockholders (the “Annual Meeting”). The number of shares of Common Stock entitled to vote at the Annual Meeting was 3,574,602 shares. Stockholders were entitled to one vote for each share of Common Stock owned. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 1,793,176 shares of Common Stock.

Proposal No. 1 - Election of directors

The Company’s stockholders elected Harrison Gross, Kristen McLaughlin, Louis Castro, and Olivia Bartlett to serve until the 2026 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Harrison Gross	856,381	27,662	909,133
Kristen McLaughlin	869,418	14,625	909,133
Louis Castro	868,046	15,997	909,133
Olivia Bartlett	870,294	13,749	909,133

Proposal No. 2 - Ratification of the appointment by the Board of the Company of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

The Company’s stockholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstain
1,559,255	164,120	69,801

Proposal No. 3 – Vote to reinstate the voting rights of certain control shares

The Company’s stockholders voted not to reinstate the voting rights of certain control shares, in accordance with Chapter 607.0902 of the Florida Business Corporation Act, which were acquired throughout September 2024 by Vladimir Galkin, Angelica Galkin, and the Galkin Revocable Trust (the “Galkins”). The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
206,055	552,591	103,858	930,594

Proposal No. 4 - Approval of an amendment (the “Name Change Amendment”) to the Company’s Articles of Incorporation

The Company’s stockholders approved the Name Change Amendment to the Company’s Articles of Incorporation, as amended, to effect a name change of the Company from Innovative Eyewear, Inc. to Lucyd, Inc. The voting results were as follows:

For	Against	Abstain
1,533,867	188,709	70,600

Proposal No. 5 – Ratification of the amendment to the Company’s Rights Plan

The Company’s stockholders ratified the amendment to the Company’s rights plan for the purpose of extending the plan for one year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
809,239	17,908	56,896	909,133

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2025

By:	/s/ Harrison Gross
Name:	Harrison Gross
Title:	Chief Executive Officer

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